                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              CASH ACCOUNT TRUST
                             INVESTORS CASH TRUST

               (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

[SCUDDER LOGO APPEARS HERE]
                              IMPORTANT NEWS FOR
                            MONEY FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, has initiated a program to reorganize the funds for which it serves as in-vestment manager. Our goal is to create one streamlined, multi-class fam-ily of funds. Certain proposals that relate to your Fund's day-to-day op-erations require the approval of the Fund's shareholders.

Q:  WHAT ISSUES AM I BEING ASKED TO VOTE ON?

A:  As described in the enclosed Proxy Statement, you are asked to approve:

  .   the election of your Fund's Board of Trustees

  . the ratification of Ernst & Young LLP as your Fund's independent auditors

  . a plan pursuant to Rule 12b-1 of the Investment Company Act of 1940; as described in the accompanying Proxy Statement, shareholder approval of the 12b-1 Plan will not result in any increase in fees or expenses

  . if you are a shareholder of Cash Account Trust--Money Market Portfo-lio, an amendment to your Fund's concentration policy to allow greater investment flexibility

  After reviewing the proposals, your Fund's Board has determined that these actions are in the best interest of the Fund's shareholders. The Board recommends that you vote FOR each proposal.

Q:  WHY AM I VOTING ON MY FUND'S BOARD OF TRUSTEES?

A: The Trustees are your representatives who oversee the management and oper-ations of your Fund. The enclosed Proxy Statement outlines the prospective members' qualifications and their current roles in overseeing the funds advised by ZSI.

Q:  WHAT DOES THE BOARD DO FOR MY FUND?

A: The Board hires the investment manager to manage and provide shareholder services for the Fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the funds.

Q:  WHAT EFFECT WILL THE PROPOSED RULE 12B-1 PLAN HAVE ON MY FUND?

A: Currently, your Fund pays to Kemper Distributors, Inc. ("KDI") a share-holder services fee as compensation for providing information and adminis-trative services to the shareholders of the Fund. The proposal, if adopt-ed, will only change the legal structure under which the shareholder serv-ices fee is paid. The reasons for the change, as well as the considera-tions of your Fund's Board in making the proposal, are detailed within the enclosed Proxy Statement (see page 10).

Q:  WILL THE NEW RULE 12B-1 PLAN INCREASE MY FUND'S MANAGEMENT FEE OR EX-
    PENSES?

A: No. The shareholder services fee rate that your Fund currently pays will remain the same. In addition, KDI has agreed to maintain at least the same level and quality of services as it currently provides to each class. The only effect on your Fund will be the adoption of a new agreement that will authorize the structure under which such services are provided and paid for. As discussed in the Proxy Statement, any material increase in your Fund's expenses under the plan would have to be approved by the Board as well as by shareholders.

Q: FOR SHAREHOLDERS OF CASH ACCOUNT TRUST--MONEY MARKET PORTFOLIO, WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE PROPOSED CHANGE TO MY FUND'S CONCENTRATION POLICY?

A: Cash Account Trust--Money Market Portfolio currently may not concentrate its investments in a particular industry (excluding government securi-ties), except that 25% or more of its assets will be invested in securi-ties issued by banks. The proposal would permit, but not require, your Fund's assets to be concentrated in instruments issued by domestic banks. The change is intended to provide your Fund's portfolio managers with more flexibility to invest in securities they consider attractive. The portfo-lio managers would be able to invest a lower percentage of assets in the banking industry when management believes that market and other conditions warrant such action.

                         (continued on inside back cover)

                                                              February 27, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of invest-ment products and greater efficiency of operations. Some changes that relate specifically to your Fund's day-to-day operations require the approval of the Fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each pro-posal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by March 27, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani
                                     /s/ Mark S. Casady

 Edmond D. Villani                Mark S. Casady
 Chief Executive Officer          President
 Zurich Scudder Investments, Inc. Cash Account Trust
                                  Investors Cash Trust

                              CASH ACCOUNT TRUST
           Money Market Portfolio--Institutional Money Market Shares
          Money Market Portfolio--Premium Reserve Money Market Shares
             Tax-Exempt Portfolio--Tax-Exempt Cash Managed Shares

                             INVESTORS CASH TRUST
        Government Securities Portfolio--Government Cash Managed Shares

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

    Please take notice that Special Meetings of Shareholders (each a "Meet-ing") of the respective Classes of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"), each a series of Cash Account Trust (for Money Market Portfolio and Tax-Exempt Portfolio) or Investors Cash Trust (for Government Securities Portfolio), respectively (each, a "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 25, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of each Trust;

  Proposal 2:     For each Class, to approve a Rule 12b-1 Plan. As described in the accompanying Proxy Statement, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class;

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for each Fund for the Fund's current fis-cal year; and

  Proposal 4:     To approve an amendment to the concentration policy of
                  Cash Account Trust--Money Market Portfolio.
  (Cash Account
  Trust--Money
  Market Portfolio)

    The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or post-ponements thereof.

    Holders of record of shares of each Class at the close of business on Feb-ruary 26, 2001 are entitled to vote at a Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are en-titled to vote in favor of that Proposal and will vote AGAINST any such ad-journment those proxies to be voted against that Proposal.

                                                        By Order of the Boards,

                                                        /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

    February 27, 2001

 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                              CASH ACCOUNT TRUST
           Money Market Portfolio--Institutional Money Market Shares
          Money Market Portfolio--Premium Reserve Money Market Shares
             Tax-Exempt Portfolio--Tax-Exempt Cash Managed Shares

                             INVESTORS CASH TRUST
        Government Securities Portfolio--Government Cash Managed Shares
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

                                    General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are re-ferred to as the "Trustees") of Cash Account Trust and Investors Cash Trust (each, a "Trust") for use at the Special Meeting of Shareholders of the re-spective classes of each fund that are listed above (each such fund is re-ferred to herein as a "Fund" and, collectively, the "Funds"), to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachu-setts 02110-4103, on May 25, 2001, at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Special Meetings and the proxy card(s) are first be-ing mailed to shareholders on or about February 27, 2001 or as soon as practi-cable thereafter.

    Proposal 1 describes the election of Trustees, Proposal 2 proposes the adoption of Rule 12b-1 Plans, Proposal 3 proposes the ratification of the se-lection of each Fund's independent auditors and Proposal 4 proposes the amend-ment of the concentration policy of Cash Account Trust--Money Market Portfo-lio. As discussed below, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund, although all ac-tions are actually taken by the respective Trust, on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGH-LIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORT-FOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI- ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 800-621-1048 OR WRITING THE FUND, C/O ZURICH SCUDDER IN-VESTMENTS, INC., AT

THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    The following table identifies the Funds entitled to vote on each Propos-al.

                                                Cash Account
                                                Trust--Money
                  Proposal                    Market Portfolio All Other Funds
                  --------                    ---------------- ---------------
1. To elect Trustees of each Trust...........        X                X

2. To approve a Rule 12b-1 Plan for each
   Class.....................................        X                X

3. To ratify the selection of Ernst & Young
   LLP as the independent auditors for each
   Fund for the Fund"s current fiscal year...        X                X

4. To approve an amendment to the
   concentration policy of Cash Account
   Trust--Money Market Portfolio.............        X

    The Board of Trustees of each Trust unanimously recommends that sharehold-ers vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3. The Board of Trustees of Cash Account Trust unanimously recommends that the share-holders of Money Market Portfolio vote in favor of Proposal 4.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At each Meeting, shareholders of each Trust will be asked to elect twelve individuals to constitute the Board of Trustees of that Trust. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of each Fund. The restructuring program is designed to re-spond to changing industry conditions and investor needs. In connection with that initiative, the Independent Trustees (as defined below) of the two sepa-rate boards of certain funds advised by ZSI proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of each Trust were nominated after careful consideration by the pres-ent Board of Trustees of each Trust. The nominees are listed below. Seven of the nominees are currently Trustees of each Trust and three of the other nomi-nees are currently trustees or directors of other funds advised by ZSI. Two of the nominees, although not currently trustees or directors of any fund advised by ZSI, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of a number of other funds advised by ZSI. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised certain groups of funds advised by ZSI. The proposed consolidation is expected to provide admin-istrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Trust commencing on July 1, 2001 and un-til the next meeting of shareholders, if any, called for the purpose of elect-ing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the applicable Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and
(ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

Name (Date of Birth),
Principal Occupation and Affiliations          Year First Became a Board Member
-------------------------------------          --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;       Cash Account Trust (1999)
formerly, First Chicago NBD Corporation/The       Investors Cash Trust
First National Bank of Chicago: 1996-1998,        (1999)
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;          Cash Account Trust (1989)
formerly, Partner, Business Resources Group;      Investors Cash Trust
formerly, Executive Vice President, Anchor        (1990)
Glass Container Corporation.


Name (Date of Birth),
Principal Occupation and Affiliations          Year First Became a Board Member
-------------------------------------          --------------------------------
Mark S. Casady (9/12/60),* Managing Director,     Nominee
ZSI; formerly, Institutional Sales Manager of
an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing        Cash Account Trust (2000)
Director, ZSI.                                    Investors Cash Trust
                                                  (2000)

Donald L. Dunaway (3/8/37),(/1/) Retired;         Cash Account Trust (1989)
formerly, Executive Vice President, A.O.          Investors Cash Trust
Smith Corporation (diversified manufacturer).     (1990)

James R. Edgar (7/22/46),(/3/) Distinguished      Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing            Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired;       Cash Account Trust (1989)
formerly, Chairman, Harnischfeger Industries,     Investors Cash Trust
Inc. (machinery for the mining and paper          (1990)
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;       Cash Account Trust (1995)
formerly, President, Hood College; formerly,      Investors Cash Trust
Partner, Steptoe & Johnson (attorneys); prior     (1995)
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.


Name (Date of Birth),
Principal Occupation and Affiliations          Year First Became a Board Member
-------------------------------------          --------------------------------
Fred B. Renwick (2/1/30),(/3/) Professor of       Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously member of the Investment Committee
of Atlanta University Board of Trustees;
formerly Director of Board of Pensions
Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;      Cash Account Trust (1989)
formerly, President and Chief Executive          Investors Cash Trust (1990)
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,         Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exhcanges; Director,
Records Management Systems.

-----------
* Interested person of each Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                 Present Office with Each
                     Trust; Principal
                        Occupation
Name (Date of        or Employment and
Birth)                 Directorships
-------------    -------------------------
Donald R. Jones  Trustee; Retired;
(1/17/30)        formerly, Director,
                 Motorola, Inc.
                 (manufacturer of
                 electronic equipment and
                 components); Executive
                 Vice President and Chief
                 Financial Officer,
                 Motorola, Inc.

Responsibilities of Each Board of Trustees--Board and Committee Meetings

    The primary responsibility of each Board is to represent the interests of the shareholders of the applicable Fund and to provide oversight of the man-agement of the Fund. The board that is proposed for election at the Meetings is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not consid-ered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a ma-jority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee if elected has been selected and nominated solely by the current Independent Trustees of each Trust.

    The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guide-lines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Re-port"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and oversee-ing fund matters, and regularly meet privately with their counsel.

    Currently, each Board has an Audit Committee and a Nominating and Gover-nance Committee, the responsibilities of which are described below.

In addition, each Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Investors Cash Trust met eight times and the Board of Cash Account Trust met nine times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for each Fund, confers with the independent auditors regard-ing each Fund's financial statements, the results of audits and related mat-ters, and performs such other tasks as the full Board deems necessary or ap-propriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    Each Board has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for considera-tion by the committee should submit their recommendation(s) to the Secretary of the applicable Trust. Currently, the members of the Nominating and Gover-nance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley
D. Peterson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of each Trust noted in the table below:

                          Present Office with each Trust;    Trust (Year First
                              Principal Occupation or              Became
 Name (Date of Birth)             Employment(/1/)             an Officer)(/2/)
 --------------------     -------------------------------   --------------------
 Mark S. Casady           President; Managing Director,     Cash Account Trust
  (9/21/60).............. ZSI; formerly, Institutional      (1998) Investors
                          Sales Manager of an               Cash Trust (1998)
                          unaffiliated mutual fund
                          distributor.

 Linda C. Coughlin        Trustee, Vice President and       Cash Account Trust
  (1/1/52)............... Chairperson; Managing Director,   (2001) Investors
                          ZSI.                              Cash Trust (2001)

 Philip J. Collora        Vice President and Assistant      Cash Account Trust
  (11/15/45)............. Secretary; Attorney, Senior       (1989) Investors
                          Vice President, ZSI.              Cash Trust (1990)

 Kathryn L. Quirk         Vice President; Managing          Cash Account Trust
  (12/3/52).............. Director, ZSI.                    (1998) Investors
                                                            Cash Trust (1998)

 Richard L. Vandenberg    Vice President; Managing          Cash Account Trust
  (11/16/49)............. Director, ZSI; formerly, Senior   (2000) Investors
                          Vice President and Portfolio      Cash Trust (2000)
                          Manager with an unaffiliated
                          investment management firm.

 Frank J. Rachwalski, Jr. Vice President; Managing          Cash Account Trust
  (3/26/45).............. Director, ZSI.                    (1989) Investors
                                                            Cash Trust (1990)

 Linda J. Wondrack        Vice President; Managing          Cash Account Trust
  (9/12/64).............. Director, ZSI.                    (1998) Investors
                                                            Cash Trust (1998)

 John R. Hebble           Treasurer; Senior Vice            Cash Account Trust
  (6/27/58).............. President, ZSI.                   (1998) Investors
                                                            Cash Trust (1998)

 Brenda Lyons             Assistant Treasurer; Senior       Cash Account Trust
  (2/21/63).............. Vice President, ZSI.              (1998) Investors
                                                            Cash Trust (1998)

 Maureen E. Kane          Secretary; Vice President, ZSI;   Cash Account Trust
  (2/14/62).............. formerly, Assistant Vice          (1998) Investors
                          President of an unaffiliated      Cash Trust (1998)
                          investment management firm;
                          prior thereto, Associate Staff
                          Attorney of an unaffiliated
                          investment management firm, and
                          Associate, Peabody & Arnold
                          (law firm).

 Caroline Pearson         Assistant Secretary; Managing     Cash Account Trust
  (4/1/62)............... Director, ZSI; formerly,          (1998) Investors
                          Associate, Dechert Price &        Cash Trust (1998)
                          Rhoads (law firm) 1989 to 1997.

(/1/)Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/)The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the applicable Trust.

Compensation of Trustees and Officers

    Each Trust pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other funds advised by ZSI. ZSI supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and offi-cers on behalf of each Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although no Trust makes direct payments to them.

    To facilitate the restructuring of the boards discussed above, certain In-dependent Trustees agreed not to stand for re-election. Independent Trustees of each Trust are not entitled to benefits under any pension or retirement plan. However, the Board of each fund whose board is being restructured deter-mined that, particularly given the benefits that would accrue to the funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various funds a one-time benefit. The cost of such benefit is being allocated among all the affected funds, with ZSI agreeing to bear one-half of the cost of such bene-fit, given that ZSI also benefits from administrative efficiencies of a con-solidated board. Mr. Jones, an Independent Trustee of each Trust who is not standing for re-election, will receive such a one-time benefit. The amount re-ceived on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all funds ad-vised by ZSI).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from each Trust.

    Column (2) Aggregate compensation received by each Trustee from each Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                  Aggregate             Total
                              Aggregate       Compensation from   Compensation From
                          Compensation from     Investors Cash          Fund
    Name of Trustee       Cash Account Trust        Trust         Complex(/2/)(/3/)
    ---------------       ------------------  ------------------  -----------------
John W. Ballantine......          $22,285.85           $3,436.87     $183,570.00
                          (3 fund portfolios) (2 fund portfolios)
Lewis A. Burnham........          $15,749.00           $3,268.37     $154,040.00
                          (3 fund portfolios) (2 fund portfolios)
Donald L. Dunaway(/1/)..          $24,958.21           $3,879.16     $205,350.00
                          (3 fund portfolios) (2 fund portfolios)
Robert B. Hoffman.......          $16,545.18           $3,478.06     $163,890.00
                          (3 fund portfolios) (2 fund portfolios)
Donald R. Jones.........          $16,224.93           $3,473.78     $163,170.00
                          (3 fund portfolios) (2 fund portfolios)
Shirley D. Peterson.....          $15,069.63           $3,477.01     $149,010.00
                          (3 fund portfolios) (2 fund portfolios)
William P. Sommers......          $15,935.48           $3,231.35     $153,330.00
                          (3 fund portfolios) (2 fund portfolios)

(/1/) Pursuant to deferred compensation agreements with each Trust, Mr. Duna-way has deferred, in prior years, compensation from each Trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (in-cluding interest thereon) payable to Mr. Dunaway from Cash Account Trust and Investors Cash Trust are $13,514 and $11,273, respectively.
(/2/) Includes compensation for service on the boards of 26 trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520, and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

               The Trustees of each Trust unanimously recommend
             that shareholders of each Fund vote FOR each nominee.

                   PROPOSAL 2: ADOPTION OF RULE 12b-1 PLANS

    Proposal 2 is being submitted to the shareholders of each respective class of each Fund listed at the beginning of this Proxy Statement (each, a "Class"). The Board of each Trust has approved, and recommends that sharehold-ers of each Class approve, a Rule 12b-1 Plan (the "Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class. Ap-pendix 1 hereto shows each Class' current fees and expenses and the fees and expenses that will be in effect if Proposal 2 is approved. A copy of a form of the Plan is attached hereto as Exhibit A.

Background

    Each Fund, on behalf of the applicable Class, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distrib-utors, Inc. ("KDI"). Pursuant to the terms of each Services Agreement, KDI provides information and administrative services for the benefit of the Funds and the shareholders of the applicable Class. In exchange for providing the services under the Services Agreement, each Class pays an administrative serv-ices fee to KDI as a percentage of the average daily net assets attributable to the Class. The following chart shows the annual administrative services fee rates that are currently paid by each Class and the maximum annual administra-tive services fee rates that are permitted by each Services Agreement:

                                                           Maximum Permitted
                                 Current Administrative Administrative Services
        Fund and Class           Services Fee Rate Paid        Fee Rate
        --------------           ---------------------- -----------------------
Money Market Portfolio--Premium
  Reserve Money Market Shares..          0.25%                   0.25%
Money Market Portfolio--
  Institutional Money Market
  Shares.......................          0.02%                   0.15%
Tax-Exempt Portfolio--Tax-
  Exempt Cash Managed Shares...          0.15%                   0.25%
Government Securities
  Portfolio--Government Cash
  Managed Shares...............          0.15%                   0.25%

KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their customers that hold shares of the applicable Class and may retain any portion of the fee not paid to firms to compensate itself for administra-tive functions performed for the Class.

    Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that de-scribes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees of ei-ther Trust believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Serv-ices Agreement are "distribution" services, the Board of each Trust has adopt-ed, and recommends that the shareholders of each Class approve the Plan appli-cable to it, which authorizes the payment of all or a portion of the adminis-trative services fee pursuant to the Plan. If shareholders approve the adop-tion of the Plan, the administrative services fee rate will not change. In ad-dition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plans

    As noted above, each Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative services fee to KDI pursuant to Rule 12b-1. If adopted, the Plan for each Class will authorize the payment of all or a portion of the maximum administrative services fee rate currently permitted to be paid by each Class in accordance with the following:

                         Fund and Class                              Rate
                         --------------                           -----------
Money Market Portfolio--Institutional Money Market Shares:        0.075%(/1/)
Money Market Portfolio--Premium Reserve Money Market Shares:      0.100%(/2/)
Tax-Exempt Portfolio--Tax-Exempt Cash Managed Shares:             0.250%
Government Securities Portfolio--Government Cash Managed Shares:  0.250%

(/1/) One-half of the 0.02% administrative services fee rate that is currently paid by Money Market Portfolio--Institutional Money Market Shares will initially be authorized by the Plan for such Class. The other half will continue to be paid outside of the Plan.
(/2/) The remaining 0.15% of the administrative services fee will continue to be paid outside of the Plan.

While, as noted above, certain of the Plans authorize the payment of a higher administrative services fee rate than is currently charged by a Class, the ap-proval of the Plan by a Class will not change the administrative services fee rate that is currently paid by that Class. Each Board has adopted the respec-tive Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, each Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, each

Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the applicable Trust and the Inde-pendent Trustees of the applicable Trust who have no direct or indirect finan-cial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan.

    The applicable Board must approve all material amendments to a Plan in the manner described in the foregoing paragraph. An amendment that increases mate-rially the amount to be spent for distribution under a Plan must be approved by shareholders of the applicable Class as well as by the Board.

    Each Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees requires the vote of a majority of the Qualified Board Members. Termination by the share-holders requires the vote of a majority of the outstanding voting securities of the applicable Class.

    In connection with adopting each Plan, the Board of each Trust has adopted amendments to each Services Agreement, which will become effective with re-spect to each Class if the shareholders of that Class approve the Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring each Services Agreement into compliance with the re-quirements of Rule 12b-1. If the shareholders of one or more Classes do not approve the adoption of the Plan, the current Services Agreement will remain in effect with respect to that Class or those Classes.

Trustee Consideration

    In determining to recommend adoption of each Plan, the Board of each Trust considered a variety of factors. The Trustees examined the nature of the serv-ices KDI provides pursuant to each Services Agreement and the benefit such services provide to each Fund and the shareholders of the Class(es) of each Fund. In addition, the Board of each Trust examined general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize pay-ments under agreements similar to the Services Agreements. The Trustees were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services pro-vided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, each Board has adopted, and recommends that the shareholders of each applicable Class of each Fund approve, the Plan.

    The Trustees noted that if the Plan is adopted the administrative services fee rate will not change. In addition, the Trustees considered that the serv-ices provided to shareholders pursuant to the Services Agreement, such as es-tablishing and maintaining accounts and records, processing purchase and re-demption orders and answering routine questions regarding the Funds and their special features, are appropriate services to provide to shareholders. The Trustees also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees concluded that it would be in the best interests of each Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

The Trustees of each Board unanimously recommend that the shareholders of each
             Class of each Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees of each Trust, including all of the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent audi-tors of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are ex-pected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during each Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of each Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by each Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from each Fund, ZSI and all entities controlling, controlled by, or under com-mon control with ZSI that provide services to that Fund is compatible with maintaining E&Y's independence.

                                                          Financial
                                                         Information
                                                        Systems Design
                                                             and
                                                 Audit  Implementation All Other
                                                 Fees        Fees      Fees(/1/)
                                                ------- -------------- ---------
CASH ACCOUNT TRUST
Money Market Portfolio......................... $56,200      --         $2,300
Tax-Exempt Portfolio........................... $ 6,600      --         $  300
INVESTORS CASH TRUST
Government Securities Portfolio................ $31,600      --         $2,300

(/1/) In addition to the amount shown in the table, E&Y received, in total, an additional $2,785,000, which includes $787,000 for services performed on behalf of the Funds and other ZSI-advised funds and $1,998,000 for serv-ices performed for ZSI and other related entities that provide support for the operations of the funds.

  The Trustees of each Trust unanimously recommend that shareholders of each
                    Fund vote in favor of this Proposal 3.

                 PROPOSAL 4: AMENDMENT TO CONCENTRATION POLICY
               (Cash Account Trust--Money Market Portfolio Only)

    The Board of Trustees of Cash Account Trust has approved, and recommends that shareholders of Cash Account Trust--Money Market Portfolio ("Money Market Portfolio") approve, an amendment to Money Market Portfolio's concentration policy.

    Money Market Portfolio currently has a fundamental policy not to concen-trate its investments in a particular industry, except that the Fund reserves the freedom of action to invest up to 100% of its assets in government securi-ties and the Fund will invest more than 25% of its assets in instruments is-sued by banks. This latter exception requires Money Market Portfolio to con-centrate (i.e., invest more than 25% of the Fund's assets) in instruments is-sued by banks, except for temporary or defensive purposes. Money Market Port-folio does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager).

    Under the 1940 Act, a fund must recite its policies with respect to indus-try concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. General-ly, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government secu-rities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow Money Market Portfolio greater flexibility to invest in instruments that the Fund's investment manager considers attrac-tive, the Board proposes that Money Market Portfolio adopt a policy that allows (but does not require) it to concentrate in government securities and bank instru-ments of domestic banks and continue its policy that allows (but does not re-quire) it to concentrate in government securities.

    With the freedom to concentrate in government securities and bank instru-ments of domestic banks, Money Market Portfolio will have the ability to di-versify its portfolio while maintaining the ability to concentrate when neces-sary to adjust to current market and other conditions.

    Money Market Portfolio's current fundamental investment policy states:

  "[The] Fund may not, as a fundamental policy:

    Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment ob-jective and policies. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in ob-ligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

    The proposed fundamental investment policy that you are being asked to ap-prove states:

  "The Fund may not, as a fundamental policy:

    Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as inter-preted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domes-tic banks."

    As with Money Market Portfolio's current fundamental policy on concentra-tion, in the event that the Fund concentrates its investments in instruments issued by domestic banks, changes in the financial condition or market assess-ment of the financial condition of such domestic banks could have a signifi-cant adverse impact on the Fund. Consequently, if Money Market Portfolio were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent.

    If the amendment to Money Market Portfolio's fundamental investment policy is approved by the Fund's shareholders, it will become effective upon the in-clusion of appropriate disclosure in the Fund's prospectus and/or statement of additional information. If the shareholders of Money Market Portfolio do not approve the amendment to the Fund's fundamental investment policy, the exist-ing policy on concentration will remain in place.

The Board of Trustees of Cash Account Trust unanimously recommends that the shareholders of Money Market Portfolio vote in favor of this Proposal 4.

                            ADDITIONAL INFORMATION

Proxy Solicitation

    The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement, and all other costs incurred in connection with the solicita-tion of proxies, including any additional solicitation made by letter, tele-phone or telegraph for each Fund is set forth in Appendix 2. In addition to solicitation by mail, certain officers and representatives of each Trust, of-ficers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applica-ble Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meet-ings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

    The presence at a Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of such Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Trusts, Funds or Classes, the persons named as proxies may pro-pose one or more adjournments of a Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the hold-ers of a majority of the concerned Trust's (for a Trust-wide vote), Fund's (for a Fund-wide vote) or Class' (for a Class-wide vote) shares present in person or by proxy at a Meeting. The persons named as proxies will vote in fa-vor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Pro-posal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Shareholders of all series of the Trusts will meet on May 25, 2001 and the vote on Proposals 1 and 3 and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of each Trust or Fund, as applicable. Please see Appendix 3 for the outstanding shares of all the series of each Trust. Approval of Proposal 1, with respect to each Trust, requires the affirmative vote of a plurality of the shares of that Trust vot-ing at a Meeting and at the special meetings of the other series of each Trust (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2, with respect to each Class, requires the af-firmative vote of a "majority of the outstanding voting securities" of the Class. Approval of Proposal 3, with respect to each Fund, requires the affir-mative vote of a majority of the shares of that Fund voting at a Meeting. Ap-proval of Proposal 4, with respect to Cash Account Trust--Money Market Portfo-lio, requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund. The term "majority of the outstanding voting securi-ties," as defined in the 1940 Act, and as used in connection with Proposals 2 and 4, means: the affirmative vote of the lesser of (1) 67% of the voting se-curities of the Class/Fund present at the Meeting if more than 50% of the out-standing voting securities of the Class/Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class/Fund. Shareholders of each class of Cash Account Trust--Money Market Portfolio will meet on May 25, 2001 and the vote on Proposal 4 and related quorum and ad-journment requirements will be determined based upon the results of the voting of shares of each class of such fund, voting as a single class.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 3, and will have the ef-fect of a "no" vote on Proposals 2 and 4. Shareholders of each Trust will vote separately on Proposal 1. Shareholders of each concerned Class will vote sepa-rately with respect to Proposal 2. Shareholders of each Fund will vote sepa-rately with respect to Proposal 3. Shareholders of Cash Account Trust--Money Market Portfolio will vote together on Proposal 4.

    Holders of record of the shares of each Class at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table pro-vided in Appendix 3 hereto sets forth the number of shares outstanding for each Class of each Fund as of January 30, 2001.

    Appendix 4 hereto sets forth the beneficial owners of more than 5% of each Class of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each class of each other series of each Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any Class of a Fund's outstanding shares, except as stated in Appendix 4.

    Appendix 5 hereto sets forth the number of shares of each series of each Trust owned directly or beneficially by the Trustees of the relevant Board and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $32,770.92. As the Meeting date approaches, certain shareholders of a Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in per-son. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-888-564-9148. Any proxy given by a shareholder is revocable until voted at a Meeting.

Principal Underwriter and Administrator

    KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and administrator for the shares of each Fund.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust set forth at the be-ginning of this Proxy Statement, within a reasonable time before the solicita-tion of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

    No Trustee is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters re-quiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                                                      EXHIBIT A

                    Fund:[Name of Trust] (the "Fund")
                    Series:[Name of Series] (the "Series")
                    Class:[Name of Class] (the "Class")

                            FORM OF RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Services. Pursuant to the terms of an Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides infor-mation and administrative services for the benefit of the Fund and its share-holders. This Plan authorizes the Fund to pay KDI [a portion of] the adminis-trative services fee computed at an annual rate of up to [0.075 for Money Mar-ket Portfolio--Institutional Money Market Shares] [0.10 for Money Market Port-folio--Premium Reserve Money Market Shares] [0.25 for Tax-Exempt Portfolio-- Tax Exempt Cash Managed Shares and Government Securities Portfolio--Government Cash Managed Shares] of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, tele-phone facilities, personnel or other services as may be necessary or benefi-cial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transac-tions, answering routine inquiries regarding the Fund and its special fea-tures, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

    2. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    5. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund for its services under the Services Agree-ment with respect to the Class without the vote of a majority of the outstand-ing voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board of Trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    6. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                  Appendix 1

   Cash Account Trust - Money Market Portfolio-- Institutional Money Market
                                    Shares

    How Much Investors Pay

    This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Money Market Shares of the Fund. The "Current" column shows the class' current fees and expenses and the "Proposed" column shows the effect on the class' fees and expenses if Proposal 2 is approved by sharehold-ers. This information does not include any fees that may be charged by your financial services firm.

Fee Table                                                      Current Proposed
---------                                                      ------- --------
Shareholder Fees (%) (paid directly from your investment).....  None   None
Annual Operating Expenses (%) (deducted from Fund assets)
Management Fee................................................  0.17%  0.17%
Distribution and/or Service (12b-1) Fees......................  None   0.01%***
Other Expenses*...............................................  0.12%  0.11%
Total Annual Operating Expenses...............................  0.29%  0.29%
Expense Reimbursement**.......................................  0.04%  0.04%
Net Expenses..................................................  0.25%  0.25%

-----------
* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.
** By contract, total annual operating expenses are capped at 0.25% through July 31, 2001.
*** The maximum fee rate authorized by the distribution plan is 0.075%.

Example

    Based on the figures above, this example helps you compare Institutional Money Market Shares' expenses to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The ex-ample assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual ex-penses will be different.

         1 Year              3 Years                         5 Years                         10 Years
         ------              -------                         -------                         --------
         $26                   $89                            $159                             $364

  Cash Account Trust - Money Market Portfolio-- Premium Reserve Money Market
                                    Shares

    How Much Investors Pay

    This fee table describes the fees and expenses that you may pay if you buy and hold Premium Reserve Money Market Shares of the Fund. The "Current" column shows the class' current fees and expenses and the "Proposed" column shows the effect on the class' fees and expenses if Proposal 2 is approved by sharehold-ers. This information does not include any fees that may be charged by your financial services firm.

Fee Table                                                      Current Proposed
---------                                                      ------- --------
Shareholder Fees (%) (paid directly from your investment).....  None    None
Annual Operating Expenses (%) (deducted from fund assets)
Management Fee................................................  0.17%   0.17%
Distribution and/or Service (12b-1) Fees......................  None    0.10%
Other Expenses*...............................................  0.51%   0.41%
Total Annual Operating Expenses...............................  0.68%   0.68%

-----------
* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Example

    Based on the figures above, this example helps you compare Premium Reserve Money Market Shares' expenses to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The ex-ample assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual ex-penses will be different.

         1 Year              3 Years                         5 Years                         10 Years
         ------              -------                         -------                         --------
          $69                 $218                            $379                             $847

  Cash Account Trust - Tax-Exempt Portfolio-- Tax-Exempt Cash Managed Shares

    How Much Investors Pay

    This fee table describes the fees and expenses that you may pay if you buy and hold Tax-Exempt Cash Managed Shares of the Fund. The "Current" column shows the class' current fees and expenses and the "Proposed" column shows the effect on the class' fees and expenses if Proposal 2 is approved by sharehold-ers. This information does not include any fees that may be charged by your financial services firm.

Fee Table                                                      Current Proposed
---------                                                      ------- --------
Shareholder Fees (%) (paid directly from your investment).....  None   None
Annual Operating Expenses (%) (deducted from fund assets)
Management Fee................................................  0.17%  0.17%
Distribution and/or Service (12b-1) Fees......................  None   0.15%**
Other Expenses*...............................................  0.31%  0.16%
Total Annual Operating Expenses...............................  0.48%  0.48%

-----------
* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.
**  The maximum fee rate authorized by the distribution plan is 0.25%.

Example

    Based on the figures above, this example helps you compare Tax-Exempt Cash Managed Shares' expenses to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

         1 Year              3 Years                         5 Years                         10 Years
         ------              -------                         -------                         --------
          $49                 $154                            $269                             $604

   Investors Cash Trust - Government Securities Portfolio-- Government Cash
                                Managed Shares

    How Much Investors Pay

    This fee table describes the fees and expenses that you may pay if you buy and hold Government Cash Managed Shares of the Fund. The "Current" column shows the class' current fees and expenses and the "Proposed" column shows the effect on the class' fees and expenses if Proposal 2 is approved by sharehold-ers. This information does not include any fees that may be charged by your financial services firm.

Fee Table                                                      Current Proposed
---------                                                      ------- --------
Shareholder Fees (%) (paid directly from your investment)..... None    None
Annual Operating Expenses (%) (deducted from
  fund assets)
Management Fee................................................ 0.15%   0.15%
Distribution and/or Service (12b-1) Fees...................... None    0.15%**
Other Expenses*............................................... 0.36%** 0.21%
Total Annual Operating Expenses............................... 0.51%   0.51%

-----------
* Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

**  The maximum fee rate authorized by the distribution plan is 0.25%.

Example

    Based on the figures above, this example helps you compare Government Cash Managed Shares' expenses to those of other mutual funds. The example is the same regardless of whether Proposal 2 is approved by shareholders. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

         1 Year              3 Years                         5 Years                         10 Years
         ------              -------                         -------                         --------
          $52                 $164                            $285                             $640

                                  APPENDIX 2

                              Allocation of Costs

    Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, except that, for each Fund, ZSI will bear any such expenses in excess of the amount set forth in column 1 for that Fund. The amount borne by each Fund amounts to approximately the per share amount set forth in column 2 for that Fund, based on October 25, 2000 net assets for the Fund.

                                                Column 1           Column 2
                                           (Maximum Allocated (Maximum Allocated
Fund                                            Expense)       Cost Per Share)
----                                       ------------------ ------------------
Cash Account Trust
Money Market Portfolio....................    $502,231.15          $0.00006
Government Securities Portfolio...........    $116,383.70          $0.00008
Tax-Exempt Portfolio......................    $ 38,922.14          $0.00005

Investors Cash Trust
Government Securities Portfolio...........    $  2,371.38          $0.00001
Treasury Portfolio........................    $  4,892.11          $0.00009

                                  APPENDIX 3

                            Fund Shares Outstanding

    The table below sets forth the number of shares outstanding for each Class of each Fund and Trust as of January 30, 2001.

                                                                     Number of
                                                                      Shares
                                                                    Outstanding
TRUSTS, Series and Classes                                         -------------

CASH ACCOUNT TRUST

Money Market Portfolio
Institutional Money Market Shares.................................   191,577,018
Premier Money Market Shares....................................... 2,202,630,339
Premium Reserve Money Market Shares...............................    79,479,988
Service Shares.................................................... 7,707,386,604
Government Securities Portfolio
Premier Money Market Shares....................................... 1,116,473,415
Service Shares....................................................   539,745,130
Tax-Exempt Portfolio
Scudder Tax-Exempt Cash Institutional Shares......................   245,357,557
Tax-Exempt Cash Managed Shares....................................   178,312,950
Premier Money Market Shares.......................................    89,198,798
Service Shares....................................................   534,774,561
INVESTORS CASH TRUST

Government Securities Portfolio
Scudder Government Cash Institutional Shares......................    92,103,407
Government Cash Managed Shares....................................    48,205,767
Service Shares....................................................   263,986,990
Treasury Portfolio
Premier Money Market Shares.......................................    19,055,559
Service Shares....................................................    45,958,961

                                  APPENDIX 4

                       Beneficial Owners of Fund Shares

Cash Account Trust

    As of December 31, 2000, 36,331,797 shares in the aggregate, or 7.08% of the outstanding shares of Cash Account Trust, Tax Exempt Portfolio-Service Shares, were held in the name of Prudential Securities, for the benefit of Donald Hendrickson, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

Investors Cash Trust

    As of December 31, 2000, 15,533,511 shares in the aggregate, or 39.71% of the outstanding shares of Investors Cash Trust, Treasury Portfolio-Service Shares, were held in the name of National City Bank, Money Market Unit, 4100
W. 150th Street, Cleveland, OH 44135 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,399,088 shares in the aggregate, or 6.13% of the outstanding shares of Investors Cash Trust, Treasury Portfolio-Service Shares, were held in the name of Friendswood ISD, General Fund, 302 Laurel Drive, Friendswood, TX 77546 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 40,000,000 shares in the aggregate, or 16.55% of the outstanding shares of Investors Cash Trust, Government Securities Portfo-lio-Service Shares, were held in the name of Harris County, Tax Sweep Account, 1001 Preston Street, Houston, TX 77002 who may be deemed to be the beneficial owner of certain of these shares.

                                  APPENDIX 5

                  Fund Shares Owned by Nominees and Trustees

    Many of the nominees and Trustees own shares of the series of the Trusts and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following ta-ble sets forth, for each nominee and Trustee, the number of shares owned in Cash Account Trust--Money Market Portfolio as of December 31, 2000. As of De-cember 31, 2000, no Trustee, nominee or officer of either Trust owned any shares of Cash Account Trust--Government Securities Portfolio, Cash Account Trust--Tax-Exempt Portfolio, Investors Cash Trust--Government Securities Port-folio or Investors Cash Trust--Treasury Portfolio. The third column in the ta-ble represents the aggregate dollar value of all shareholdings as of December 31, 2000 by each Trustee or nominee in all Kemper Funds advised by ZSI for which such person is a board member or nominee. The information as to benefi-cial ownership is based on statements furnished to the Trusts by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual share-holdings of Cash Account Trust -- Money Market Portfolio constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and offi-cers own less than 1% of the shares of Cash Account Trust -- Money Market Portfolio.

                                                                   Aggregate
                                                                 Dollar Value
                                                                  of Holdings
                                                                   in Kemper
                                                                 Funds Advised
                                                                  by ZSI For
                                                                  Which Each
                                                                  Person is a
                                          Cash Account Trust--   Board Member
                                         Money Market Portfolio*  or Nominee
                                         ----------------------- -------------
   John W. Ballantine...................              0          $   75,486.13
   Lewis A. Burnham.....................              0          $1,340,184.39
   Mark S. Casady.......................              0                      0
   Linda C. Coughlin....................              0          $   59,963.12
   Donald L. Dunaway....................          1,038          $1,553,693.30
   James R. Edgar.......................              0                      0
   William F. Glavin....................              0                      0
   Robert B. Hoffman....................              0          $1,357,197.94
   Donald R. Jones......................              0          $  618,763.72
   Shirley D. Peterson..................              0          $  211,323.08
   Fred B. Renwick......................              0          $   16,183.12
   William P. Sommers...................          1,460          $  481,266.32
   John G. Weithers.....................              0          $  153,882.29
   All Trustees and Officers as a
     Group..............................          2,498                    N/A

-----------
*   Shares owned are service shares.

Q:  WHAT OTHER ISSUES AM I ASKED TO VOTE ON?

A: You are asked to ratify the selection of Ernst & Young LLP as your Fund's independent auditors.

Q:  WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT

A: Please call Shareholder Communications Corporation, your Fund's informa-tion agent, at 1-888-564-9148.

For more information, please contact Shareholder Communications Corporation, your Fund's information agent, at 1-888-564-9148.



                                                                       SD MM#26

                                                  VOTE TODAY BY MAIL,
                                            TOUCH-TONE PHONE OR THE INTERNET
                                             CALL TOLL-FREE 1-888-221-0697
                                                      OR LOG ON TO
                                              WWW.PROXYWEB.COM/MONEYFUNDS

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

TRUST NAME PRINTS HERE            Special Meeting of Shareholders - May 25, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 25, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY
                                              IN THE ENCLOSED ENVELOPE.
                                               NO POSTAGE IS REQUIRED.

                                    Dated ___________________, 2001

                                    Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                    ---------------------------------------
                                         Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!


           Please fold and detach card at perforation before mailing.


This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals. Please vote by filling in the boxes below.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR THE PROPOSALS.

PROPOSAL 1
-----------------------------------------------------------
To elect Trustees to hold office until their respective        FOR all         WITHHOLD
 successors have been duly elected and qualified or until      nominees     authority to
 their earlier resignation or removal.                          listed       vote for all
                                                              (except as       nominees
NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,     noted in         listed
        (03) Mark S. Casady, (04) Linda C. Coughlin, (05)        space
         Donald L. Dunaway, (06) James R. Edgar, (07)          provided)
         William F. Glavin, (08) Robert B. Hoffman, (09)
         Shirley D. Peterson, (10) Fred B. Renwick, (11)         [_]              [_]
         William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE
 IMMEDIATELY BELOW.
____________________________________________________

                                                                  FOR          AGAINST        ABSTAIN

PROPOSAL 2
----------
To approve a Rule 12b-1 Plan.                                    [_]              [_]            [_]

PROPOSAL 3
----------
To ratify the selection of Ernst & Young LLP as the
 independent auditors for the Fund for the Fund's current
 fiscal year.                                                    [_]              [_]            [_]

PROPOSAL 4
----------
To approve an amendment to the concentration policy of the
 Fund.                                                           [_]              [_]            [_]

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE